SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date earliest event reported) October 1, 2004

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.
1-11299	ENTERGY CORPORATION (a Delaware corporation) 639 Loyola Avenue New Orleans, Louisiana 70113 Telephone (504) 576-4000	72-1229752
1-27031	ENTERGY GULF STATES, INC. (a Texas corporation) 350 Pine Street Beaumont, Texas 77701 Telephone (409) 838-6631	74-0662730

Form 8-K October 1, 2004

Item 7.01. Regulation FD Disclosure

Entergy Corporation
Entergy Gulf States, Inc.

The information in this Current Report on Form 8-K, including the exhibit listed below, is being furnished, not filed, under Item 7.01 pursuant to Regulation FD.

On October 1, 2004, Entergy Corporation issued a release to certain investors, which is attached as an exhibit hereto and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
99	Release, dated October 1, 2004, issued by Entergy Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entergy Corporation
By: /s/ Steven C. McNeal
Steven C. McNeal Vice President and Treasurer

Dated: October 1, 2004